UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 29, 2009

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On April 29, 2009, DPL Inc. (the “Company”) issued a press release announcing its earnings for the first quarter of 2009 and discussing its earnings guidance for 2009.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01                                             Regulation FD Disclosure.

On April 30, 2009, at 9:00 A.M. Eastern Time, the Company is scheduled to hold a webcast conference call to review its earnings press release issued on April 29, 2009.  A copy of the presentation slides to be used during the webcast conference call on April 30, 2009, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1                                                   Press Release of DPL Inc., dated April 29, 2009.

99.2                                                   Presentation slides to be used during webcast conference call on April 30, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: April 29, 2009
/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Senior Vice President, General
Counsel and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of DPL Inc., dated April 29, 2009.	E

99.2	Presentation slides to be used during webcast conference call on April 30, 2009.	E